                  FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of November 25, 1996, among Liberty Broadcasting, Incorporated, a Delaware corporation; Liberty Broadcasting Group Incorporated, a Delaware corporation; Liberty Broadcasting of New York Incorporated, a New York corporation; Liberty Broadcasting of Albany Incorporated, a New York corporation; Liberty Broadcasting of Maryland Incorporated, a Maryland corporation; Liberty Broadcasting of Maryland II Incorporated, a Maryland corporation; WHJJ, Inc., a Rhode Island corporation; WHFS, Inc., a Maryland corporation; WHFM, Inc., a New York corporation; WHCN, Inc., a Connecticut corporation; WHCN-FM, Inc., a Delaware corporation; WSNE, Inc., a Rhode Island corporation; WSNE-FM, Inc., a Delaware corporation; WMXB, Inc., a Virginia corporation; WPYX, Inc., a New York corporation; WHJY, Inc., a Rhode Island corporation; WPOP, Inc., a Connecticut corporation; Musical Heights, Inc., a Maryland corporation; WGNA, Inc., a New York corporation; WGNA-FM, Inc., a New York corporation; WGBB, Inc., a New York corporation; Beck-Ross Communications, Inc., a Delaware corporation; WTRY, Inc., a New York corporation; WXTR, Inc., a Maryland corporation; WYSR, Inc., a Connecticut corporation; WBLI, Inc., a New York corporation; WBLI-FM, Inc., a Delaware corporation; WBAB, Inc., a New York corporation; WZYQ, Inc., a Delaware corporation; WQSI, Inc., a Delaware corporation; Liberty Acquisition Subsidiary Corporation, a Delaware corporation; SFX Broadcasting of Central North Carolina, Inc., a Delaware corporation; and SFX Broadcasting of Hartford, Inc., a Delaware corporation (collectively, the "Guarantors"), each of which is a direct or indirect subsidiary of SFX Broadcasting, Inc., a Delaware corporation (the "Company"); and The Chase Manhattan Bank, as trustee under the indenture referred to below (the "Trustee").

                                   WITNESSETH

                  WHEREAS, The Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of May 31, 1996, providing for the issuance of an aggregate principal amount of $450,000,000 of 10 3/4% Senior Subordinated Notes due 2006 (the "Securities"); and

                  WHEREAS, Section 4.15 of the Indenture provides that under certain circumstances the Company is required to cause each Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which such Guarantor shall unconditionally guarantee all of the Company's Obligations under the Securities pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

                  1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                  2. AGREEMENT TO GUARANTEE. Each Guarantor hereby agrees, jointly and severally with all other Guarantors, to guarantee the Company's obligations under the Securities on the terms and subject to the conditions set forth in Article 11 of the Indenture and to be bound by all other applicable provisions of the Indenture, including, without limitation, the provisions of Article 10 of the Indenture.

                  3. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, shareholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.


                  4. EFFECTIVENESS. This Supplemental Indenture shall be effective upon execution by the parties hereto.

                  5. RECITALS. The recitals contained herein shall be taken as the statements of the Company and the Guarantors and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity of this Supplemental Indenture.

                  6. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

                  7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.



                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.



The Chase Manhattan Bank, as Trustee


By:   /s/ Frank Grippo
   ----------------------------
Name:
Title:  Vice President


Liberty Broadcasting, Incorporated



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


Liberty Broadcasting Group Incorporated



By:    /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President

Liberty Broadcasting of New York Incorporated


By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


Liberty Broadcasting of Albany Incorporated



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


Liberty Broadcasting of Maryland Incorporated



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


Liberty Broadcasting of Maryland II Incorporated



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WHJJ, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President

WHFS, Inc.


By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President





WHFM, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WHCN, Inc.



By:      /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WHCN-FM, Inc.



By:   /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President

WSNE, Inc.

By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WSNE-FM, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WMXB, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WPYX, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WHJY, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President

WPOP, Inc.

By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President



Musical Heights, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President



WGNA, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WGNA-FM, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President

WGBB, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


Beck-Ross Communications, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WTRY, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WXTR, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WYSR, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President

W.B.L.I., Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WBLI-FM, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President



WBAB, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


WZYQ, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President



WQSI, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President

Liberty Acquisition Subsidiary Corporation



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


SFX Broadcasting of Central North Carolina, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President


SFX Broadcasting of Hartford, Inc.



By:     /s/ Howard J. Tytel
   ----------------------------
Name:    Howard J. Tytel
Title:   Executive Vice President